January 9, 2008

                          TOUCHSTONE FUNDS GROUP TRUST

                       TOUCHSTONE DIVERSIFIED GROWTH FUND
                        TOUCHSTONE DIVERSIFIED VALUE FUND
                       TOUCHSTONE FAMILY HERITAGE(R) FUND
                            TOUCHSTONE SMALL CAP FUND
                         TOUCHSTONE TAX-EXEMPT BOND FUND
                      TOUCHSTONE PITCAIRN TAXABLE BOND FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2007

On January 4, 2008, Pitcairn Investment Management ("PIM"), the sub-advisor to the Touchstone Diversified Growth Fund, the Touchstone Diversified Value Fund, the Touchstone Family Heritage(R) Fund, the Touchstone Small Cap Fund, the Touchstone Tax-Exempt Bond Fund and the Touchstone Pitcairn Taxable Bond Fund (the "Funds"), notified Touchstone Advisors, Inc. ("Touchstone Advisors"), the Funds' investment advisor, that it is terminating each of the respective Sub-Advisory Agreements for the Funds, no later than April 3, 2008. Additionally, Touchstone Advisors was advised by PIM's affiliate, Pitcairn Trust Company ("PTC"), of its intent to redeem its holdings in the Funds over the next few weeks. These redemptions are currently expected to be substantially completed by March 1, 2008. PTC has discretionary authority over substantially all of the assets in each of the Funds, and the redemptions will significantly reduce the assets under management in each Fund to a point where the Funds will no longer be viable.

On January 9, 2008, the Board of Trustees (the "Trustees") of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Funds. This decision was made after careful consideration of the Funds' asset size following the redemptions and their prospects for future growth. In connection with the decision to close and liquidate the Funds, the Funds are closed to new and subsequent investments.

The Funds will be closed and liquidated on or about March 28, 2008. If you still hold shares of the Funds as of March 28, 2008, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account after January 7, 2008. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after March 28, 2008.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by March 28, 2008, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Funds between the date of this supplement and the liquidation date, the Funds may not be able to continue to invest their assets in accordance with their stated investment policies. Accordingly, the Funds may deviate from their stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.